UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2013

Diamond Resorts Corporation

(Exact name of registrant as specified in its charter)

Maryland	333-172772	95-4582157
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 702-684-8000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 1, 2013, Diamond Resorts International, Inc. (the “Company”) entered into a transaction agreement with Island One, Inc. and Crescent One, LLC (together, the “Island One Companies”) and Timeshare Acquisitions, LLC, the existing owner of the Island One Companies (the “Island One Equityholder”), pursuant to which the Company is to acquire all of the equity interests in the Island One Companies. The Island One Companies operated a vacation ownership, hospitality and resort management business that emerged from Chapter 11 bankruptcy in July 2011. Since their emergence, the Company has provided sales and marketing services and homeowner association management oversight services to Island One, Inc., and on May 8, 2013, the Company entered into definitive documents to operate the business of the Island One Companies prior to the closing of the acquisition contemplated by the Transaction Agreement. Upon the closing of the acquisition, which is subject to and conditioned upon the occurrence of a change of control or consummation of an initial public offering with respect to the Company (a “Triggering Event”) and subject to customary closing conditions, the Company will acquire management contracts, unsold vacation ownership interests, a portfolio of consumer loans and other assets owned by the Island One Companies, adding nine additional managed resorts to the Company’s resort network and more than 25,000 owner-families to the Company’s ownership base.

Pursuant to the terms of the Transaction Agreement, the purchase price for the Island One Companies is based upon a formula derived from, among other things, adjusted EBITDA for the Island One Companies for the year ended December 31, 2012, and a multiple derived from such factors as the Company’s valuation (based upon the applicable Triggering-Event) and the consolidated adjusted EBITDA of Diamond Resorts Parent, LLC and its subsidiaries for the 12-month period ended March 31, 2013.

The foregoing description of the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement filed herewith as Exhibit 2.1, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Transaction Agreement, dated as of July 1, 2013, among Diamond Resorts International, Inc., Island One, Inc., Crescent One, LLC and Timeshare Acquisitions, LLC.†

†	Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish the omitted exhibits and schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts Corporation

July 8, 2013	By:	/s/ David F. Palmer
	Name:	David F. Palmer
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

2.1	Transaction Agreement, dated as of July 1, 2013, among Diamond Resorts International, Inc., Island One, Inc., Crescent One, LLC and Timeshare Acquisitions, LLC.†

†	Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish the omitted exhibits and schedules to the Securities and Exchange Commission upon request by the Commission.